                                                                  EXECUTION COPY

                                    INDENTURE

                                     Between

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3,
                                     Issuer

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                                Indenture Trustee

                           Dated as of August 1, 2005

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                                       ii

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   Section 6.05.    Notice of Rapid Amortization Events and Events of Master Servicing Termination.    38

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                                   (continued)

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                                    EXHIBITS

EXHIBIT A-1   Form of Class A Notes
EXHIBIT A-2   Form of Class M1 Notes
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                                       iv

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EXHIBIT A-3   Form of Class M2 Notes
EXHIBIT B     Form of ERISA Transfer Affidavit
EXHIBIT C-1   Form of Transfer Certificate for Transfer from Restricted Global
              Security to Regulation S Global Security pursuant to
              Section 2.03(b)(iii)(B)
EXHIBIT C-2   Form of Transfer Certificate for Transfer from Regulation S Global
              Security to Restricted Global Security pursuant to Section 2.03(b)(iii)(C)
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                                        v

     This Indenture (this "Indenture"), dated as of August 1, 2005, is by and between GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3, a Delaware statutory trust
(the "Issuer"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee and not in its individual capacity (the
"Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's variable rate Class A
Notes, Class M1 Notes and Class M2 Notes (the "Notes"):

     As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Indenture Trustee on behalf of the
Noteholders and the Insurer.

     Ambac Assurance Corporation (the "Insurer") has issued and delivered a certificate guaranty insurance policy for the Class A Notes, dated the Closing
Date (the "Policy"), pursuant to which the Insurer guarantees the Insured
Amounts and Preference Amount (as defined in the Policy).

     As an inducement to the Insurer to issue and deliver the Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity
Agreement, dated as of August 25, 2005 (as amended from time to time, the
"Insurance Agreement"), among the Insurer, the Issuer, Lehman ABS Corporation,
Lehman Brothers Holdings Inc., the Master Servicer, the Servicers and the
Indenture Trustee.

     As an additional inducement to the Insurer to issue the Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured
Obligations and as security for the performance by the Issuer of the Indenture
Trustee Issuer Secured Obligations, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Indenture Trustee for the benefit of the Noteholders and the Insurer, as their respective interests may appear.

                                 GRANTING CLAUSE

     Each of the Issuer and the Owner Trustee hereby Grants to the Indenture
Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes and the Insurer, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to: (i) the Trust Estate (as defined in the Transfer and Servicing Agreement); (ii) the Issuer's rights and benefits but none of its obligations under the Transfer and Servicing Agreement
(including the Issuer's right to cause the Depositor to repurchase Mortgage
Loans from the Issuer under the circumstances described therein); (iii) the
Issuer's rights and benefits but none of its obligations under the Custodial
Agreements; (iv) the Issuer's rights and benefits but none of its obligations under the Administration Agreement; (v) the Issuer's rights and benefits but none of its obligations under the Mortgage Loan Sale Agreement (including the
Issuer's right to cause the Seller to repurchase Mortgage loans from the Issuer under the circumstances described therein); (vi) the Issuer's rights and benefits under the Transfer Agreements (including the Issuer's right to cause the Originator to repurchase the related Mortgage Loans under the circumstances described therein); (vii) the Issuer's rights but none of its obligations under the Servicing Agreements; (viii) the Trust Accounts, all amounts and property in the Trust Accounts from time to time, and

the Security Entitlements to all Financial Assets credited to the Trust Accounts from time to time; (ix) all other property of the Issuer from time to time; and
(x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture with respect to the Notes, and (iii) compliance with the provisions of this
Indenture, all as provided in this Indenture.

     The Indenture Trustee, as indenture trustee on behalf of the Holders of the
Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes and the Insurer may be adequately and effectively protected.

     The Indenture Trustee hereby agrees that it will hold the Policy in trust and that it will hold any proceeds of any claim made upon the Policy solely for the use and the benefit of the Noteholders in accordance with the terms hereof and the terms of the Policy.

     Neither the Indenture Trustee nor the Issuer assumes or shall assume any obligation under any Credit Line Agreement that provides for the funding of future Draws to the Mortgagor thereunder, and neither the Indenture Trustee nor the Issuer shall be obligated to fund any such future Draws.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01. Definitions. (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

     Act: The meaning specified in Section 11.03(a).

     Applicants: The meaning set forth in Section 7.02.

     Authorized Officer: With respect to the Issuer, any officer of the Owner
Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, Assistant
Vice President, Trust Officer or more senior officer of the Administrator within its Corporate Trust Office who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement.

     Benefit Plans: The meaning specified in Section 2.03(a).

     Book-Entry Notes: Beneficial interests in Notes designated as "Book-Entry
Notes" in this Indenture, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.10;
provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be
"Book-Entry Notes."

     Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

     Class A Notes: The Class A Notes issued pursuant to this Indenture, substantially in the form attached hereto as Exhibit A-1.

     Class M1 Notes: The Class M1 Notes issued pursuant to this Indenture, substantially in the form attached hereto as Exhibit A-2.

     Class M2 Notes: The Class M2 Notes issued pursuant to this Indenture, substantially in the form attached hereto as Exhibit A-3.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, as amended. As of the Closing Date, the
Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing
Agency.

     Clearstream: Clearstream Banking Luxembourg, societe anonyme, and any successor thereto.

     Collateral: The meaning specified in the Granting Clause of this Indenture.

     Commission: The Securities and Exchange Commission.

     Controlling Class Notes: The Class A Notes, so long as any Class A Notes are Outstanding, then the Class M1 Notes, so long as any Class M1 Notes are
Outstanding, then the Class M2 Notes.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Rapid Amortization Event.

     Definitive Notes: The meaning specified in Section 2.10.

     Depository Institution: Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the
United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated in the highest rating category by each Rating Agency, or is otherwise acceptable to each Rating Agency.

     Euroclear: Euroclear SA/NV, as operator of the Euroclear System.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Executive Officer: With respect to any corporation or limited liability company, the Chief Executive Officer, Chief Operating Officer, Chief Financial
Officer, President, Manager, Executive Vice President, any Vice President, the
Secretary or the Treasurer of such entity; and with respect to any partnership, any general partner thereof.

     Global Securities: The meaning specified in Section 2.01(a).

     Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring
Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Holder or Noteholder: A Person in whose name a Note is registered on the
Note Register.

     Independent: When used with respect to any specified Person, that such
Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons, (b)
does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any
Affiliate of any of the foregoing Persons and (c) is not connected with the
Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the
Indenture Trustee and, so long as the Class A Notes are Outstanding or any
Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the Insurer under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee and, so long as the Class A Notes are
Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has

occurred and is continuing, the Insurer in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     Issuer: GreenPoint Mortgage Funding Trust 2005-HE3, a Delaware statutory trust, or any successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     Issuer Order or Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the
Indenture Trustee.

     Notes: The Class A Notes, the Class M1 Notes and the Class M2 Notes,
collectively.

     Note Depository Agreement: The agreement dated August 25, 2005, among the
Issuer, the Administrator, the Indenture Trustee and The Depository Trust
Company, as the initial Clearing Agency, relating to the Notes.

     Note Owner or Owner: With respect to a Book-Entry Note, the Person that is the beneficial owner of such Book-Entry Note, as reflected on the books of the
Clearing Agency or on the books of a Person maintaining an account with such
Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency), and with respect to a Definitive Note, the Person that is the registered owner of such Note as reflected in the Note Register.

     Note Register and Note Registrar: The respective meanings specified in
Section 2.04.

     Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture
Trustee and, so long as the Class A Notes are Outstanding or any Reimbursement
Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the Insurer. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Outstanding: As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such
     Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Class A Notes which have been paid with proceeds of the
Policy shall continue to remain Outstanding for purposes of the Indenture until the Insurer has been paid as subrogee under the Insurance Agreement or the
Insurer has been reimbursed pursuant to the Insurance Agreement, as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the
Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided further, that in determining whether the
Holders of the requisite Outstanding Balance of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Operative Agreement, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Owner Trustee, the Indenture Trustee, the
Master Servicer, any Servicer, the Administrator or any Affiliate of any of the
foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded (unless such action requires the consent, waiver, request or demand of 100% of the Outstanding Balance and 100% of the Outstanding Balance is
registered in the name of one or more of the foregoing entities). Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the
Issuer, any other obligor upon the Notes, the Depositor, the Owner Trustee, the
Indenture Trustee, the Master Servicer, any Servicer, the Administrator or any
Affiliate of any of the foregoing Persons.

     Outstanding Balance: With respect to any Class of Notes or all of the
Notes, as applicable, and any date of determination, the Note Principal Amount or aggregate Note Principal Amount that is Outstanding as of such date.

     Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Trust
Accounts, including payments of principal and/or interest on the Notes on behalf of the Issuer.

     Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     Preference Claim: The meaning specified in Section 5.13(b).

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Prospective Owner: Each prospective purchaser and any subsequent transferee of a Note.

     PTCE: The meaning specified in Section 2.03(a).

     QIB: A "qualified institutional buyer" as defined in Rule 144A.

     Rating Agency Condition: With respect to any action to which the Rating
Agency Condition applies, that each Rating Agency shall have been given 10 days
(or such shorter period as is acceptable to such Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor, the
Issuer, the Indenture Trustee, and, so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer
Default has occurred and is continuing, the Insurer in writing that such action will not result in a reduction or withdrawal of the then current rating of the rated Notes without, in the case of the Class A Notes, taking into account the
Policy.

     Regulation S: Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

     Regulation S Global Security: The meaning specified in Section 2.10.

     Restricted Global Security: The meaning specified in Section 2.10.

     Restricted Note: Any Class M1 Note or Class M2 Note and any Restricted
Global Security.

     Rule 144A: Rule 144A under the Securities Act.

     Securities Act: The Securities Act of 1933, as amended.

     Similar Law: The meaning specified in Section 2.03(a).

     State: Any one of the 50 States of the United States of America or the
District of Columbia.

     Transfer and Servicing Agreement: The Transfer and Servicing Agreement
dated as of August 1, 2005, among the Issuer, Lehman ABS Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer, and LaSalle
Bank National Association, as indenture trustee, as such may be amended or supplemented from time to time.

     Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     U.S. person: The meaning specified in Regulation S.

     (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

     Section 1.02. Incorporation by Reference of Trust Indenture Act.

     (a) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following
TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     (b) All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by rule of the Commission have the respective meanings assigned to them by such definitions.

     Section 1.03. Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular;

          (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

          (vii) terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

          (viii) "U.S. dollars", "dollars", or the sign "$" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of

     the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to "U.S. dollars", "dollars", or the sign "$" shall be construed as references to such coin or currency of the United States of
     America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and "cents" shall be construed accordingly.

                                   ARTICLE II

                                    THE NOTES

     Section 2.01. Form. The Class A Notes shall be designated as the
"GreenPoint Mortgage Funding Trust 2005-HE3, Class A, Series 2005-HE3,
Asset-Backed Notes, Series 2005-HE3." The Class M1 Notes shall be designated as the "GreenPoint Mortgage Funding Trust 2005-HE3, Class M1, Series 2005-HE3,
Asset-Backed Notes, Series 2005-HE3." The Class M2 Notes shall be designated as the "GreenPoint Mortgage Funding Trust 2005-HE3, Class M2, Series 2005-HE3,
Asset-Backed Notes, Series 2005-HE3." The Notes, together with the Indenture
Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2 and A-3 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the
Note.

     The Definitive Notes and the global certificates ("Global Securities")
representing the Book-Entry Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be dated the date of its authentication. The terms of the
Notes set forth in Exhibit A are part of the terms of this Indenture.

     Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any Authorized Officer of the Owner Trustee
or the Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such
Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Original Note Principal Amount of (i) with respect to the Class A Notes, $417,199,000, (ii) with respect to the Class M1
Notes, $4,554,000 and (iii) with respect to the

Class M2 Notes, $7,156,000. The aggregate principal amounts of the Notes of each such Class Outstanding at any time may not exceed such amounts.

     The Notes will be issued in minimum principal amount denominations of
$250,000 and integral multiples of $1,000 in excess thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the
Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03. Limitations on Transfer of the Notes.

     (a) Class A Notes. No transfer of a Class A Note in the form of a
Definitive Note shall be made unless the Note Registrar shall have received either (i) a representation from the transferee of such Class A Note, acceptable to and in form and substance satisfactory to the Note Registrar and the
Depositor (such requirement is satisfied only by the Note Registrar's receipt of a transfer affidavit from the transferee substantially in the form of Exhibit B hereto), to the effect that such transferee (i) is not acquiring such Note for, or on behalf of, an employee benefit plan or other retirement arrangement that is subject to ERISA or to Section 4975 of the Code or to any substantially similar law ("Similar Law"), or any entity deemed to hold the plan assets of the foregoing (collectively, "Benefit Plans"), or (ii) its acquisition and holding of such Notes for, on behalf of, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code which is not covered under Prohibited Transaction Class
Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption, and will not result in a non-exempt violation of any
Similar Law.

     In the case of a Class A Note that is a Book-Entry Note, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Note Registrar by the transferee's acceptance of such Note that is also a Book-Entry Note (or the acceptance by a Note Holder of the beneficial interest in such Note).

     (b) Restricted Notes.

          (i) By acceptance of a Restricted Global Security or a Regulation S
     Global Security, whether upon original issuance or subsequent transfer, each Holder or Note Owner of such a Note acknowledges the restrictions on the transfer of such Note set forth thereon and agrees that it will transfer such a Note only as provided herein.

          Each Holder or Note Owner of a Regulation S Global Security shall be deemed to have represented and warranted to the Issuer, the Indenture
     Trustee, the Note Registrar and any of their respective successors that:
     (i) such Person (A) if the offer or sale was made to it prior to the expiration of the 40-day distribution compliance period within the meaning of Regulation S, is not a U.S. person and (B) was, at the time the buy order was originated, outside the United States and (ii) such Person understands that such Notes have not been registered under the Securities
     Act, and that (x) until the expiration of the

                                       10

     40-day distribution compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Notes or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person and (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a QIB, that is purchasing such Notes for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this
     Indenture; and it will notify such transferee of the transfer restrictions specified in this Section 2.03.

          Each Holder or Note Owner of a Restricted Global Security shall be deemed to have represented and warranted to the Issuer, the Indenture
     Trustee, the Note Registrar and any of their respective successors that:
     (i) such Person (A) is a QIB and (B) is purchasing such Notes for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A and (ii) such Person understands that such Notes have not been registered under the Securities
     Act, and that if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a QIB, that is purchasing such Notes for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Indenture; and it will notify such transferee of the transfer restrictions specified in this
     Section 2.03.

          (ii) Each Holder or Note Owner of a Restricted Global Security or a
     Regulation S Global Security will be deemed to have represented that it is not acquiring the Restricted Notes for, or on behalf of, a Benefit Plan, or
     (ii) in the case of the Class M1 Notes, its acquisition and holding of such
     Notes for, on behalf of, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
     Section 4975 of the Code which is not covered under PTCE 84-14, PTCE 90-1,
     PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

          (iii) Notwithstanding any provision to the contrary herein, so long as a Global Security representing any of the Class M1 or Class M2 Notes remains Outstanding and is held by or on behalf of DTC, transfers of a
     Global Security representing any such Notes, in whole or in part, shall only be made in accordance with Sections 2.01 and 2.04 and this Section
     2.03.

          (A) Subject to clauses (B) and (C) of this Section 2.03(b)(iii), transfers of a Global Security representing any of the Class M1 or Class M2
     Notes shall be limited to transfers of such Global Security, in whole or in part, to nominees of DTC or to a successor of DTC or such successor's nominee.

                                       11

          (B) Restricted Global Security to Regulation S Global Security. If a
     holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of DTC wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global
     Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a
     U.S. person, may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Note Registrar of
     (I) instructions from DTC directing the Note Registrar to cause to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder's Notes held through a Regulation S Global Security, (II) a written order given in accordance with DTC's procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or
     Clearstream account to be credited with such increase and (III) a certificate in the form of Exhibit C-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Regulation S Global Securities, including that the holder is not a U.S.
     person, and pursuant to and in accordance with Regulation S, the Note
     Registrar shall reduce the principal amount of the Restricted Global
     Security and increase the principal amount of the Regulation S Global
     Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct
     Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global
     Security.

          (C) Regulation S Global Security to Restricted Global Security. If a
     holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of DTC wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in a
     Restricted Global Security. Upon receipt by the Note Registrar of (I)
     instructions from DTC directing the Note Registrar to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such holder's Notes held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with DTC to be credited with such increase, and (II) a certificate in the form of Exhibit C-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a QIB, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the
     Note Registrar will reduce the principal amount of the

                                       12

     Regulation S Global Security and increase the principal amount of the
     Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Note Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted
     Global Security equal to the reduction in the principal amount of the
     Regulation S Global Security.

          (D) Other Exchanges. In the event that a Global Security representing a Restricted Note is exchanged for Notes in definitive registered form without interest coupons, pursuant to Section 2.12 hereof, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A, or are to non-U.S. persons in compliance with Regulation S under the Act, as the case may be and a requirement that the Note Owner make the certifications set forth in Section 2.03(ii) above), and as may be from time to time adopted by the Indenture Trustee.

          (E) Restrictions on U.S. Transfers. Transfers of interests in a
     Regulation S Global Security to U.S. persons shall be limited to transfers made pursuant to the provisions of Section 2.03(iii)(C)

     (c) To the extent permitted under applicable law (including, but not limited to, ERISA), none of the Indenture Trustee, the Note Registrar or the
Depositor shall have any liability to any Person for any registration or transfer of any Note that is in fact not permitted by this Section 2.03 or for the Indenture Trustee (or any paying agent on its behalf) making any payments due on such Note to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Indenture so long as the transfer was registered by the Note Registrar in accordance with the foregoing requirements. In addition, none of the Indenture Trustee, the Note Registrar or the Depositor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any Note in the form of a Book-Entry Note, and none of the Indenture Trustee, the Note Registrar or the Depositor shall have any liability for transfers of Book-Entry Notes or any interests therein made in violation of the restrictions on transfer described in the Prospectus, the Offering Document and this Indenture.

     In the event that a Note is transferred to a Person that does not meet the requirements of this Section 2.03, such transfer shall be of no force and effect, shall be void ab initio, and shall not operate to transfer any rights to such Person, notwithstanding any instructions to the contrary to the Issuer, the
Indenture Trustee or any intermediary; and the Indenture Trustee shall not make any payments on such Note for as long as such Person is the Holder of such Note.

     The Indenture Trustee shall cause each Note to contain a legend substantially similar to the applicable legend provided in Exhibit A hereto stating that transfer of such Notes is subject to certain restrictions as set forth herein.

     (d) Any purported transfer of a Note (or any interest therein) not in accordance with this Section 2.03 shall be null and void and shall not be given effect for any purpose hereunder.

                                       13

     (e) The Indenture Trustee will not have the ability to monitor transfers of the Notes while they are in book-entry form and will have no liability for transfers of Book-Entry Notes in violation of any of the transfer restrictions described in this Section 2.03.

     (f) For so long as any of the Restricted Notes are "restricted securities"
within the meaning of Rule 144(a)(3) under the Securities Act, the Indenture
Trustee agrees to cooperate with the Depositor to provide to any Noteholders and to any prospective purchaser of Restricted Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act. Any reasonable, out-of-pocket expenses incurred by the Indenture Trustee in providing such information shall be reimbursed by the Depositor.

     Section 2.04. Registration; Registration of Transfer and Exchange. The
Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note
Registrar. The Issuer shall cause the Note Registrar to keep a register (the
"Note Register") in which, subject to such reasonable regulations as it may prescribe and the restrictions on transfers of the Notes set forth herein, the
Issuer shall provide for the registration of Notes and the registration of transfers of Notes.

     If a Person other than the Indenture Trustee is appointed by the Issuer as
Note Registrar, the Issuer will give the Indenture Trustee and, so long as the
Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the
Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the
Indenture Trustee and, so long as the Class A Notes are Outstanding or any
Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the Insurer shall have the right to inspect the
Note Register at all reasonable times and to obtain copies thereof, and the
Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Subject to Section 2.03, upon surrender for registration of transfer of any
Note at the office or agency of the Issuer to be maintained as provided in
Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture
Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the
Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                                       14

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the
Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or
such other "signature guarantee program" as may be determined by the Note
Registrar in addition to, or in substitution for, STAMP.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of
Notes, other than exchanges pursuant to Section 2.05 not involving any transfer.

     The preceding provisions of this Section 2.04 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     Section 2.05. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee
receives evidence to its satisfaction of the destruction, loss or theft of any
Note, and (ii) there is delivered to the Indenture Trustee and, if such Note is a Class A Note, the Insurer such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and, if such Note is a Class A Note, the Insurer harmless, then, in the absence of actual notice to the Issuer, the
Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and upon certification provided by the Holder of such Note that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen
Note when so due or payable or upon the Optional Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and, if such replacement Note was a Class A Note, the
Insurer shall be entitled to recover such replacement Note (or such payment)
from the Person to whom it was delivered or any Person taking such replacement
Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided

                                       15

therefor to the extent of any loss, damage, cost or expense incurred by the
Issuer, the Indenture Trustee or the Insurer in connection therewith.

     Upon the issuance of any replacement Note under this Section 2.05, the
Issuer, the Indenture Trustee or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee)
connected therewith.

     Every replacement Note issued pursuant to this Section 2.05 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.06. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and the
Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may
treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the
Indenture Trustee or the Insurer or any agent of the Issuer, the Indenture
Trustee or the Insurer shall be affected by notice to the contrary.

     Section 2.07. Payment of Principal and Interest. (a) The Notes shall accrue interest at the applicable Note Interest Rate as set forth in the Transfer and
Servicing Agreement, and such interest shall be payable on each Payment Date, subject to Section 3.01. Interest shall be computed on the Notes on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.
With respect to the Notes, the Indenture Trustee shall determine LIBOR for each applicable Accrual Period on the second London Business Day prior thereto, in accordance with the provisions of the Transfer and Servicing Agreement. All interest payments on each Class of Notes shall be made pro rata to the
Noteholders entitled thereto. Any installment of interest or principal payable on the Notes shall be paid on the applicable Payment Date to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record
Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date or, upon written request made to the Indenture Trustee at least five Business Days prior to the related Record
Date, by the Holder of any Note, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Noteholder, except that, unless Definitive Notes have been issued pursuant to Section 2.10, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the

                                       16

applicable Final Scheduled Payment Date for the Notes (and except for the
Optional Redemption Price if the Notes are called for redemption pursuant to
Section 10.01), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section
3.03.

     (b) The principal of the Notes shall be payable in installments on each
Payment Date as provided herein and in the Notes, subject to Section 3.01.
Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on following a Rapid
Amortization Event to the extent and in the manner set forth in Section 7.01 of the Transfer and Servicing Agreement. All principal payments on the Notes of each Class shall be made pro rata to the Noteholders entitled thereto. The
Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the
Issuer expects that the final installment of principal of and interest on such
Note will be paid. Such notice shall be mailed or transmitted by facsimile as soon as practicable prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such
Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

     Section 2.08. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee.
No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.08, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture
Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.09. Release of Collateral. (a) Except as otherwise provided in subsections (b) and (c) of this Section 2.09 and the terms of the Operative
Agreements, the Indenture Trustee shall release property from the lien of this
Indenture only upon receipt by it of an Issuer Request accompanied by (i) an
Officer's Certificate, (ii) an Opinion of Counsel, (iii) certificates in accordance with TIA Sections 314(c) and (d)(1), and (iv)(A) Independent
Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or (B) an
Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates (which, so long as any Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, shall also be addressed to the Insurer); provided that no such Independent
Certificates or Opinion of Counsel in lieu of such Independent Certificates shall be necessary in respect of property released from the lien of the
Indenture in accordance with the provisions hereof if such property consists solely of cash.

     (b) The Master Servicer or any Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Mortgage
Loan and the Mortgaged

                                       17

Property at any time (i) after a payment by the Seller or a Servicer of the
Purchase Price of the Mortgage Loan, (ii) after a Qualifying Substitute Mortgage
Loan is substituted for such Mortgage Loan and payment of the Substitution
Amount, if any, (iii) after liquidation of the Mortgage Loan in accordance with the applicable Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account, (iv) upon the termination of a
Mortgage Loan (due to, among other causes, a prepayment in full of the Mortgage
Loan and sale or other disposition of the related Mortgaged Property), or (v) as contemplated by Section 8.02 of the Transfer and Servicing Agreement.

     (c) The Indenture Trustee shall, if requested by the Master Servicer or any
Servicer, temporarily release or cause the applicable Custodian temporarily to release to such party the Mortgage File pursuant to the provisions of Section
4.15 of the Transfer and Servicing Agreement and Section 5 of the applicable
Custodial Agreement; provided, however, that the Mortgage File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the
Indenture.

     Section 2.10. Book-Entry Notes. The Notes will be issued in the form of typewritten Notes or Global Securities representing the Book-Entry Notes, to be delivered to, or to the Indenture Trustee as custodian for, the initial Clearing
Agency, by, or on behalf of, the Issuer. The Class M1 and Class M2 Notes offered and sold in reliance on the exemption from registration under Rule 144A shall be issued initially in the form of one or more Global Securities with the applicable legends set forth in Exhibit A-2 or A-3, as applicable, added to the forms of such Notes (each, a "Restricted Global Security") and the Class M1 and
Class M2 Notes sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more Global Securities with the applicable legends set forth in Exhibit A-2 or A-3 as applicable, hereto added to the forms of such Notes (each, a "Regulation S Global Security"). The
Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner thereof will receive a Definitive Note representing such Note Owner's interest in such
Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

          (i) the provisions of this Section 2.10 shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section
     2.10 shall control;

          (iv) the rights of Note Owners shall be exercised only through the
     Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the
     Clearing Agency Participants pursuant to the Note Depository Agreement.
     Unless and until Definitive Notes are issued pursuant

                                       18

     to Section 2.12, neither the Indenture Trustee nor the Note Registrar shall register any transfer of a beneficial interest in a Book-Entry Note; and
     the initial Clearing Agency will make book-entry transfers among the
     Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Balance of the Notes (or the
     Controlling Class Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture
     Trustee.

     Section 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section
2.12, the Indenture Trustee shall give all such notices and communications to the Clearing Agency, and shall have no obligation to such Note Owners.

     Section 2.12. Definitive Notes. If (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the
Book-Entry Notes and the Issuer is unable to locate a qualified successor or
(ii) after the occurrence of a Rapid Amortization Event, Note Owners of the
Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Balance of the Book-Entry Notes advise the Clearing
Agency in writing that the continuation of a book-entry system through the
Clearing Agency is no longer in the best interests of such Note Owners, then the
Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note
Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the
Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or
the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     Section 2.13. Tax Treatment. The Issuer has made a REMIC election pursuant to the Trust Agreement and the Notes will constitute REMIC regular interests.

                                   ARTICLE III

                                    COVENANTS

     Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest on the Notes in accordance with the terms of the Notes and this
Indenture. Without limiting the foregoing and in

                                       19

accordance with Section 8.02(b), the Issuer will cause to be distributed on each
Payment Date all amounts on deposit in the Distribution Account, and deposited therein pursuant to the Transfer and Servicing Agreement for the benefit of the
Notes, to the Noteholders and the Insurer. Amounts properly withheld under the
Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral as provided in this Indenture. The Issuer shall not otherwise be liable for payments of the
Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

     Section 3.02. Maintenance of Office or Agency. The Note Registrar on behalf of the Issuer will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

     Section 3.03. Money for Payments to be Held in Trust. As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Distribution Account pursuant to Article V of the Transfer and Servicing Agreement shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from such accounts for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

     On or before the third Business Day preceding each Payment Date, the Issuer shall deposit or cause to be deposited in the Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture
Trustee of its action or failure so to act.

     Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee and, so long as the Class A Notes are
Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the Insurer. Any Paying Agent appointed by the Issuer shall be a Person that would be eligible to be Indenture
Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any
Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

     The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and, so long as any Class A
Notes are Outstanding or any Reimbursement Amounts remain due and owing to the
Insurer and no Insurer Default has occurred and is continuing, the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee
(and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                                       20

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee and, so long as any Class A Notes are
     Outstanding or any Reimbursement Amounts remain due and owing to the
     Insurer and no Insurer Default has occurred and is continuing, the Insurer notice of any default by the Issuer of which the Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee with the written consent of the
     Insurer, if the Insurer is the Controlling Party, forthwith pay to the
     Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the
     Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying
     Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to reporting requirements applicable to original issue discount, the accrual of market discount or the amortization of premium on the Notes, the Issuer shall have first provided the calculations pertaining thereto and the amount of any resulting withholding taxes to the Indenture
     Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such
Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to the Notes and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer, with, so long as the Class A Notes are Outstanding or any
Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, the prior written request of the Insurer, on
Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture
Trustee, the Insurer or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer with the Indenture Trustee for the payment

                                       21

of principal or interest on the Class A Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request by the Insurer to such effect; and, provided, further, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The
City of New York (including, but not limited to, The Bond Buyer), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture
Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04. Existence. (a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the
State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of
America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     (b) Any successor to the Owner Trustee appointed pursuant to Section 9.03 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner
Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

     Section 3.05. Protection of Collateral. The Issuer will from time to time prepare, execute, deliver and file all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof,

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) enforce any rights with respect to the Collateral; or

                                       22

          (iv) preserve and defend title to the Collateral and the rights of the
     Indenture Trustee, the Noteholders and the Insurer in such Collateral against the claims of all persons and parties.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05 and hereby authorizes the Indenture Trustee to file in any filing office any financing statement, amendment to financing statement, or continuation statement required to be executed pursuant to this Section 3.05. The foregoing designation shall not impose on the Indenture Trustee any obligation to take any such action.

     Section 3.06. Opinions as to Collateral. On the Closing Date, the Issuer
shall furnish to the Administrator, the Insurer and the Indenture Trustee an
Opinion of Counsel to the effect that either, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this
Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to make effective the lien and security interest of this Indenture, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     Section 3.07. Performance of Obligations; Servicing of the Mortgage Loans.
(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with other Persons acceptable to the Insurer
(so long as the Class A Notes are Outstanding or any Reimbursement Amounts
remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the
Administrator to assist the Issuer in performing its duties under this
Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Operative Agreements and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

     (d) If a responsible officer of the Owner Trustee shall have written notice or actual knowledge of the occurrence of an Event of Master Servicing
Termination or a Rapid Amortization Event under the Transfer and Servicing
Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and each Rating Agency thereof.

                                       23

     (e) As promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to
Section 6.01(a) of the Transfer and Servicing Agreement, the Indenture Trustee
shall proceed in accordance with Section 6.01 and 6.02 of the Transfer and
Servicing Agreement.

     (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture
Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Insurer, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Operative Agreements (except to the extent otherwise provided in any such
Operative Agreement), or waive timely performance or observance by (x) the
Master Servicer or the Depositor of its respective duties under the Transfer and
Servicing Agreement, (y) the Seller of its obligations under the Mortgage Loan
Sale Agreement and (z) the Servicers of their duties and obligations under the
Transfer Agreements and the Servicing Agreements; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the
Holders of all the Outstanding Notes affected thereby. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture
Trustee, the Insurer or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the
Issuer shall not:

          (i) except as expressly permitted by this Indenture, the Mortgage Loan
     Sale Agreement or the Transfer and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the
     Issuer, including those included in the Collateral without the consent of the Insurer, or if an Insurer Default has occurred and is continuing, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this
     Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance
     (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics'
     liens and other liens that arise by

                                       24

     operation of law, in each case with respect to any Collateral and arising solely as a result of an action or omission of a Borrower or as otherwise permitted in the Transfer and Servicing Agreement) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien or as otherwise permitted in the Transfer and Servicing Agreement) security interest in the
     Collateral;

          (iv) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

          (v) remove the Administrator without cause unless the Rating Agency
     Condition shall have been satisfied in connection with such removal;

          (vi) take any other action or fail to take any action that would result in an imposition of tax on the Issuer (including, but not limited to, the tax on prohibited transactions under the Code); or

          (vii) except with the prior written consent of the Noteholders, take any action described in Section 5.06 of the Trust Agreement.

     Section 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2005), an Officer's
Certificate stating, as to the Authorized Officer signing such Officer's
Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized
     Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.10. [Reserved].

     Section 3.11. [Reserved].

     Section 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the
Collateral in the manner contemplated by this Indenture and the Operative
Agreements and activities incidental thereto.

     Section 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than the Notes.

     Section 3.14. [Reserved].

                                       25

     Section 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as
contemplated by the Transfer and Servicing Agreement or this Indenture, the
Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets
(either realty or personally).

     Section 3.17. [Reserved].

     Section 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, the Issuer may make, or cause to be made, payments and distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and
Servicing Agreement, this Indenture, the Insurance Agreement or the Trust
Agreement. The Issuer will not, directly or indirectly, make payments to or from the Collection Account except in accordance with this Indenture and the
Operative Agreements.

     Section 3.19. Notice of Rapid Amortization Events and Events of Servicing
Termination. The Issuer shall promptly, and in no event more than three Business
Days following such event, give the Indenture Trustee, the Insurer and each
Rating Agency written notice of each Rapid Amortization Event and/or Event of
Master Servicing Termination under the Transfer and Servicing Agreement, and each default on the part of the Master Servicer or the Depositor of its obligations under the Transfer and Servicing Agreement, to the extent a responsible officer of the Owner Trustee shall have written notice or actual knowledge thereof.

     Section 3.20. Further Instruments and Acts. Upon request of the Indenture
Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.21. Covenants of the Issuer. All covenants of the Issuer in this
Indenture are covenants of the Issuer and are not covenants of the Owner Trustee in its individual capacity. The Owner Trustee is, and any successor Owner
Trustee under the Trust Agreement will be, entering into this Indenture on behalf of the Issuer solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner
Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

                                       26

     Section 3.22. Representations and Warranties of the Issuer. (a) With
respect to the Mortgage Notes, the Issuer represents and warrants that:

          (i) This Indenture creates a valid and continuing security interest
     (as defined in each applicable UCC) in the Collateral in favor of the
     Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

          (ii) The Credit Line Agreements constitute either "promissory notes"
     or "general intangibles" within the meaning of each applicable UCC;

          (iii) The Issuer owns and has good title to the Collateral free and clear of any lien, claim or encumbrance of any Person;

          (iv) The Issuer has received all consents and approvals required by the terms of the Mortgage Loans to the pledge of the Mortgage Loans hereunder to the Indenture Trustee;

          (v) All original executed copies of each Credit Line Agreement have been or will be delivered to the Indenture Trustee (or its custodian), as set forth in the Transfer and Servicing Agreement;

          (vi) The Issuer has received a written acknowledgement from the
     Indenture Trustee (or its custodian) that it is holding the Mortgage Loans solely on behalf and for the benefit of the Indenture Trustee;

          (vii) Other than the security interest granted to the Indenture
     Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the
     Collateral. The Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of the collateral covering the Collateral other than a financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer; and

          (viii) None of the Credit Line Agreements has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

     (b) The representations and warranties set forth in this Section 3.22 shall survive the Closing Date and shall not be waived.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     Section 4.01. Satisfaction and Discharge of Indenture. Upon payment in full to the Insurer of amounts due to the Insurer and payment in full to each
Noteholder of all amounts due on the Notes, this Indenture shall cease to be of further effect with respect to the Notes, except as

                                       27

to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the
Indenture Trustee under Sections 3.03 and 4.02) and (v) the rights of
Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the
Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

     (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i)
Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the
Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation and the Policy has terminated and been returned to the Insurer for cancellation and all amounts owing to the Insurer have been paid in full; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               a. have become due and payable,

               b. will become due and payable at the applicable Final Scheduled
          Payment Date within one year, or

               c. are to be called for redemption within one year under
          arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

and the Issuer, in the case of a., b. or c. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or Optional Redemption Date (if the
Notes are called for redemption pursuant to Section 10.01 hereof), as the case may be;

     (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured
Obligations and all Indenture Trustee Issuer Secured Obligations;

     (C) the Issuer has delivered to the Indenture Trustee and the Insurer an
Officer's Certificate and an Opinion of Counsel (at the Issuer's expense) and
(if required by the TIA or the Indenture Trustee) an Independent Certificate
from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01 hereof and, subject to Section 11.02

                                       28

hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with; and

     (D) the Issuer has delivered to each Rating Agency notice of such satisfaction and discharge.

     Section 4.02. Application of Trust Money. All moneys deposited with the
Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this
Indenture, to the payment, either directly or through any Paying Agent, as the
Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the
Indenture Trustee, of all sums due and to become due thereon for principal and interest and to the Insurer for payments of any amounts due to it under the
Operative Agreements; but such moneys need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

     Section 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V

                                    REMEDIES

     Section 5.01. Remedies. If a Rapid Amortization Event as described in
Article VII of the Transfer and Servicing Agreement shall have occurred and be continuing, the Noteholders shall be entitled on each Payment Date to an amount equal to the Maximum Principal Payment and Interest Payment Amount for such
Payment Date payable during such Rapid Amortization Period, payable in accordance with the priorities set forth in Section 5.03 of the Transfer and
Servicing Agreement. The rights contained in this Article Five are in addition to any rights that the Noteholders possess pursuant to the Transfer and
Servicing Agreement. Except as expressly set forth herein, the Holders of Notes that are not Controlling Class Notes shall have no right to exercise any
Noteholder rights set forth in this Article Five.

     Section 5.02. Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this
Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture
     Trustee of a continuing Rapid Amortization Event;

          (ii) the Holders of not less than 50% of the Outstanding Amount of the
     Controlling Class Notes have made written request to the Indenture Trustee to institute such proceeding with respect to the Notes in respect of such
     Rapid Amortization Event in its own name as Indenture Trustee hereunder;

                                       29

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Controlling Class Notes; and

          (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holder of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this
Indenture to affect, disturb or prejudice the rights of any other Holder of
Notes or to obtain or to seek to obtain priority or preference over any other
Holder or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of
Controlling Class Notes, each representing less than a majority of the
Outstanding Amount of the Controlling Class Notes, the Indenture Trustee shall take direction from the group providing indemnity and representing the greater percentage of the Outstanding Amount of the Controlling Class Notes,
notwithstanding any other provisions of this Indenture.

     Section 5.03. Unconditional Rights of Noteholders To Receive Principal and
Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.04. Restoration of Rights and Remedies. If the Indenture Trustee
or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Insurer, the Indenture
Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the
Insurer and the Noteholders shall continue as though no such proceeding had been instituted.

     Section 5.05. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                                       30

hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.06. Delay or Omission Not a Waiver. No delay or omission of the
Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Rapid Amortization Event shall impair any such right or remedy or constitute a waiver of any such Rapid Amortization Event or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture
Trustee, the Insurer or by the Noteholders, as the case may be.

     Section 5.07. Control by Insurer and Noteholders. The Insurer (or, if an
Insurer Default shall have occurred and is continuing, Holders of a majority of the Outstanding Amount of the Controlling Class Notes) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee pursuant to Section 7.01 of the Transfer and
Servicing Agreement with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Controlling Class Noteholders not consenting to such action.

     Section 5.08. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as
Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.08 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Insurer, any
Noteholder, or group of Noteholders with the prior written consent of the
Insurer (so long as the Class A Notes are Outstanding or any Reimbursement
Amounts remain due and owing to the Insurer and no Insurer Default has occurred), in each case holding in the aggregate more than 10% of the
Outstanding Amount of the Controlling Class Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this
Indenture (or, in the case of redemption, on or after the Redemption Date).

                                       31

     Section 5.09. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and
the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.10. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the
Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

     Section 5.11. Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Indenture Trustee (at the direction of the Insurer) to do so and at the Master Servicer's or Seller's
expense, as applicable, the Issuer agrees to take all such lawful action as the
Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Transfer and Servicing
Agreement and the Mortgage Loan Sale Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transfer and
Servicing Agreement and the Mortgage Loan Sale Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their respective obligations under the Transfer and Servicing Agreement and the
Mortgage Loan Sale Agreement.

     (b) If a Rapid Amortization Event has occurred and is continuing, the
Indenture Trustee, with the consent of the Insurer, may, and, at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of 66 2/3% of the Outstanding Amount of the Controlling
Class Notes) shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Operative Agreements, including the right or power to take any action to compel or secure performance or observance by the Seller, the Depositor, the
Servicers or the Master Servicer of each of their obligations to the Issuer under the Operative Agreements and to give any consent, request, notice, direction, approval, extension or waiver under the Operative Agreements, and any right of the Issuer to take such action shall be suspended.

     Section 5.12. Subrogation. The Indenture Trustee shall receive as attorney-in-fact of each Holder of Class A Notes any Insured Amounts or
Preference Amounts from the Insurer pursuant to the Policy. Any and all Insured
Amounts and Preference Amounts disbursed by the

                                       32

Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Insurer.

     Section 5.13. Preference Claims.

     (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any payment of principal and interest on a Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the
Insurer, shall comply with the provisions of the Policy to obtain payment by the
Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Class A Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. The Indenture Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Class A
Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders and the dates on which such payments were made.
Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the related Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholders and not to the
Indenture Trustee or any Noteholder directly (unless such Noteholder has returned principal or interest paid on the Class A Notes to such receiver or trustee in bankruptcy, in which case the Insurer shall make such payment to the
Indenture Trustee for payment to such Noteholder in accordance with the terms of the Policy).

     (b) The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law
(a "Preference Claim") of any distribution made with respect to the Class A
Notes. Each Holder of Class A Notes, by its purchase of Class A Notes, and the
Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance
Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 5.12, the Insurer shall be subrogated to, and each Holder of Class A
Notes and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder of
Class A Notes in the conduct of any proceeding with respect to a Preference
Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. All actions taken under this

                                       33

Section 5.13(b) by the Indenture Trustee shall be taken in accordance with the terms of the Policy.

     Section 5.14. Noteholder Rights. Each Holder of Class A Notes by the
acceptance of its Class A Note agrees that, so long as no Insurer Default has occurred and is continuing, the Insurer shall be treated by the Issuer, the
Seller, the Depositor, the Servicers, the Master Servicer, the Owner Trustee and
the Indenture Trustee as if the Insurer were the Holder of the Class A Notes for the purpose of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holder of
Class A Notes hereunder without any further consent of the Holder of Class A
Notes. So long as no Insurer Default has occurred and is continuing, the Holders of Class A Notes may only exercise such rights with the consent of the Insurer.

     Section 5.15. Insurer's Rights Regarding Actions, Proceedings or
Investigations. Until all Class A Notes have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Policy has been returned to the Insurer for cancellation, the following provisions shall apply:

     (a) Unless an Insurer Default resulting from the failure of the Insurer to make payments under the Policy has occurred or is continuing, notwithstanding anything contained herein or in the other Operative Agreements to the contrary, the Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Estate or the rights or obligations of the
Insurer hereunder or under the Policy or the Operative Agreements, including
(without limitation) any insolvency or bankruptcy proceeding in respect of the
Servicers, the Seller, the Master Servicer, the Issuer or any affiliate thereof.
Following notice to the Indenture Trustee and subject to the preceding sentence, the Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Issuer, the Collateral, and the
Trust Estate. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in the Reimbursement Amount.

     (b) In connection with any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Policy or the Operative
Agreements, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicers, the Seller, the Master Servicer, the
Issuer or any affiliate thereof, the Indenture Trustee hereby agrees to cooperate with, and to take such action as directed by, the Insurer, including
(without limitation) entering into such agreements and settlements as the
Insurer shall direct, in its sole discretion, without the consent of any
Noteholder.

     (c) The Indenture Trustee hereby agrees to provide to the Insurer prompt written notice of any action, proceeding or investigation of which a Responsible
Officer has received notice or has actual knowledge that names the Issuer or the
Indenture Trustee as a party or that could adversely affect the Issuer, the
Collateral, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Policy or the Operative Agreements, including (without

                                       34

limitation) any insolvency or bankruptcy proceeding in respect of the Servicers, the Seller, the Master Servicer, the Depositor, the Issuer or any affiliate thereof.

     (d) Notwithstanding anything contained herein or in any of the other
Operative Agreements to the contrary, the Indenture Trustee shall not, without the Insurer's prior written consent or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Issuer, the Collateral, the Trust Estate or the
rights or obligations of the Insurer hereunder or under the Policy or the
Operative Agreements.

     (e) Each Noteholder, by acceptance of its Note, and the Indenture Trustee agree that the Insurer shall have such rights as set forth in this Section 5.15, which are in addition to any rights of the Insurer pursuant to the other provisions of the Operative Agreements, that the rights set forth in this
Section 5.15 may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder or the Indenture Trustee, notwithstanding any other provision contained herein or in any of the other
Operative Agreements, and that nothing contained in this Section 5.15 shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     Section 6.01. Duties of Indenture Trustee. (a) If a Rapid Amortization
Event of which a Responsible Officer of the Indenture Trustee has record notice or has actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of a Rapid Amortization Event of which a
Responsible Officer of the Indenture Trustee has received notice or has actual knowledge:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture
     Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and on their face conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, its own willful misconduct or its own bad faith, except that:

                                       35

          (i) this paragraph does not limit the effect of paragraph (b) of this
     Section 6.01;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this
     Indenture or upon a direction received by it from the requisite Noteholders
     (or the Insurer (unless an Insurer Default shall have occurred and be continuing)) pursuant to Article Five; and

          (iv) the Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of (A) any failure by the Issuer to comply with its obligations hereunder or in the Operative Agreements or (B)
     any Default or Rapid Amortization Event, unless a Responsible Officer of the Indenture Trustee assigned to and working in its corporate trust department obtains actual knowledge of such Default or Rapid Amortization
     Event or shall have received written notice thereof. In the absence of such actual knowledge or notice, the Indenture Trustee may conclusively assume that there is no Default or Rapid Amortization Event.

     (d) Every provision of this Indenture that in any way relates to the
Indenture Trustee is subject to the provisions of this Section 6.01.

     (e) The Indenture Trustee shall not be liable for indebtedness evidenced by or arising under any of the Operative Agreements, including principal of or interest on the Notes, or interest on any money received by it except as the
Indenture Trustee may agree in writing with the Issuer.

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this
Indenture or the Transfer and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it provided, however, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses.

     (h) Every provision of this Indenture or any Operative Agreement relating to the conduct or affecting the liability of or affording protection to the
Indenture Trustee shall be subject to the provisions of this Section 6.01,
Section 6.02 and to the provisions of the TIA.

     (i) The Indenture Trustee shall, upon three Business Days' prior written notice to the Indenture Trustee, permit any representative of the Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the

                                       36

Indenture Trustee relating to the Notes, to make copies and extracts (at the expense of the party requesting such copies or extracts) therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the
Indenture Trustee's officers and employees responsible for carrying out the
Indenture Trustee's duties with respect to the Notes.

     (j) The Indenture Trustee shall execute and deliver the Transfer and
Servicing Agreement and such other documents and instruments as shall be necessary or appropriate in accordance with its duties and obligations under this Indenture.

     (k) The Indenture Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Indenture Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the
Indenture Trustee pursuant to this Indenture or any other Operative Agreement, and (ii) in accordance with any document or instruction delivered to the
Indenture Trustee pursuant to the terms of this Indenture; and no implied duties or obligations shall be read into this Indenture or any Operative Agreement against the Indenture Trustee. The Indenture Trustee agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Collateral that result from actions by, or claims against itself that are not related to the administration of the Collateral.

     Section 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may
rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall not be at the expense of the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an
Officer's Certificate or Opinion of Counsel. The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or in any
Operative Agreement shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and any Opinion of
Counsel with respect to legal matters relating to this Indenture, any Operative
Agreement and the Notes shall be full and complete authorization and protection from liability in respect to any action

                                       37

taken, omitted or suffered by it hereunder in good faith and in accordance with any Opinion of Counsel of such counsel.

     (f) In the event that the Indenture Trustee is also acting as Paying Agent,
Note Registrar, Custodian or Administrator hereunder or under any Operative
Agreement, the rights and protections afforded to the Indenture Trustee pursuant to this Article Six shall be afforded to such Paying Agent, Note Registrar,
Custodian and Administrator.

     (g) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this
Indenture, at the request, order or direction of any of the Controlling Party or the Holders of the Controlling Class Notes, as applicable, pursuant to the provisions of this Indenture, unless such Holders of Notes of the Controlling
Party or the Holders of the Controlling Class Notes, as applicable, shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of a Rapid Amortization Event of which a Responsible Officer of the
Indenture Trustee shall have received notice or have actual knowledge (that has not been cured or waived), exercise the rights and powers vested in it by this
Indenture or the Transfer and Servicing Agreement with reasonable care and skill.

     Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee
in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar,
co-registrar or co-paying agent may do the same with like rights. However, the
Indenture Trustee must comply with Section 6.11.

     Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of any of the Operative Agreements or the Notes or the sufficiency of the Collateral; it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer or the Servicer in this Indenture, any Operative Agreement or in any other document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.05. Notice of Rapid Amortization Events and Events of Master
Servicing Termination. If a Rapid Amortization Event or an Event of Master
Servicer Termination occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible
Officer of the Indenture Trustee, the Indenture Trustee shall (i) promptly mail to the Insurer notice of such event, and (ii) within 90 days after such knowledge or notice occurs, mail to each Noteholder notice of such event. Except in the case of a default in payment of principal of or interest on any Note, the
Indenture Trustee may withhold the notice of the Noteholders if and so long as one of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders; provided that the Indenture Trustee shall not withhold any such notice to the Insurer.

     Section 6.06. Reports by Indenture Trustee to Holders. The Indenture
Trustee shall deliver to each Noteholder such information with respect to the
Notes as may be required to

                                       38

enable such holder to prepare its federal and state income tax returns and shall file such information returns with the Internal Revenue Service with respect to payments or accruals of interest on the Notes as are required to be filed under the Code or applicable Treasury Regulations.

     Section 6.07. Compensation and Indemnity. The Indenture Trustee shall be entitled, as compensation for its services, to investment earnings with respect to the Trust Accounts as provided in the Transfer and Servicing Agreement (which amounts shall constitute the Indenture Trustee's fees for its services). The
Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Indenture Trustee and any co-trustee shall be reimbursed by the Issuer, as provided in Section 5.03 of the Transfer and
Servicing Agreement, for all reasonable ordinary out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services (as provided in the Transfer and Servicing Agreement).
Reimbursable expenses under this Section 6.07 shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the
Indenture Trustee, any co-trustee and their respective employees, directors and agents, as provided in Section 5.03 of the Transfer and Servicing Agreement,
against any and all claim, loss, liability or expense (including attorneys'
fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or under any Operative Agreement, including, without limitation, the execution and filing of any information returns and being the mortgagee of record with respect to the Mortgage Loans. The Indenture
Trustee or co-trustee, as applicable, shall notify the Issuer and the
Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the co-trustee, as applicable, to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of their respective obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee and any co-trustee may have separate counsel and the
Issuer shall pay the fees and expenses of such counsel. The Issuer shall not be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or any co-trustee through the
Indenture Trustee's or co-trustee's, as the case may be, own willful misconduct, negligence or bad faith.

     The Issuer's obligations to the Indenture Trustee and any co-trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture.
When the Indenture Trustee or any co-trustee incurs expenses after the occurrence of a Default specified in Section 7.01(c) of the Transfer and
Servicing Agreement with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor
Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by giving 90 days' written notice thereof to the Depositor, the Issuer, the Insurer, each Noteholder and each Rating Agency. The Issuer shall remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

                                       39

          (ii) the Indenture Trustee is adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture
     Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the
Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld) that satisfies the eligibility requirements of Section 6.11.

     The resigning or removed Indenture Trustee agrees to cooperate with any successor Indenture Trustee in effecting the termination of the resigning or removed Indenture Trustee's responsibilities and rights hereunder and shall promptly provide such successor Indenture Trustee all documents and records reasonably requested by it to enable it to assume the Indenture Trustee's functions hereunder.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and the Insurer.
Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor
Indenture Trustee shall mail a notice of its succession to Noteholders and the
Insurer. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture
Trustee, the Issuer, the Insurer or the Holders of a majority in Outstanding
Balance of the Controlling Class Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee reasonably acceptable to the Insurer.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the
Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Insurer.

     Section 6.09. Successor Indenture Trustee by Merger. If the Indenture
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating
Agency written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may

                                       40

adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture
Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture
Trustee with the consent of the Insurer, which consent shall not be unreasonably withheld, delayed or denied, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the
Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture
     Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations
     (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the
     Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Indenture Trustee or separately, as may

                                       41

be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture
Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the
Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times (i) satisfy the requirements of TIA Section 310(a), (ii) have a combined capital and surplus of at least $100,000,000 as set forth in its most recently published annual report of condition (which report shall be provided to the Insurer upon request), (iii) have a long-term debt rating equivalent to "A"
or better by the Rating Agencies or be otherwise acceptable to the Rating
Agencies and (iv) not be an Affiliate of the Issuer or the Owner Trustee. The
Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section
310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section
310(b)(1) are met.

     Section 6.12. Representations and Warranties. The Indenture Trustee hereby represents that:

     (a) the Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United
States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

     (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture
Trustee by all necessary corporate action;

     (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the
Indenture Trustee or any agreement or other instrument to which the Indenture
Trustee is a party or by which it is bound; and

     (d) There are no proceedings or investigations pending or the Indenture
Trustee's best knowledge or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that

                                       42

might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     Section 6.13. Preferential Collection of Claims Against Issuer.

     The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of
Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the
Indenture Trustee may request in writing, within 30 days after receipt by the
Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or (if the Indenture Trustee
is not the Note Registrar, the Issuer) shall furnish to the Insurer or the
Issuer, as applicable, in writing upon their written request and at such other times as the Insurer or the Issuer may request a copy of the list.

     Section 7.02. Preservation of Information; Communications to Noteholders.
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture
Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished. If three or more Noteholders, or one or more Holders of a Class of
Notes evidencing not less than 25% of the Outstanding Balance thereof
(hereinafter referred to as "Applicants"), apply in writing to the Indenture
Trustee, and such application states that the Applicants desire to communicate with other holders with respect to their rights under this Indenture or under the Notes, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Holders. Every Holder, by receiving and holding a Note, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders under this Indenture, regardless of the source from which such information was derived.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other
Noteholders with respect to their rights under this Indenture or under the
Notes.

     (c) The Issuer and the Indenture Trustee shall have the protection of TIA
Section 312(c).

                                       43

     Section 7.03. Reports by Issuer. (a) The Issuer shall:

          (i) file with the Indenture Trustee (with a copy to the Insurer, so long as the Class A Notes are Outstanding or any Reimbursement Amounts
     remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (ii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) (with a copy to the Insurer) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clause (i) of this
     Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04. Reports by Indenture Trustee. If required by TIA Section
313(a), within 60 days after each March 1, beginning with March 1, 2006, the
Indenture Trustee shall mail to each Noteholder as required by TIA Section
313(c) (with a copy to the Insurer) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with
TIA Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture
Trustee if and when the Notes are listed on any securities exchange.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture
Trustee shall apply all such money received by it as provided in this Indenture.
Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may with the consent of the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement
Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, in which case, with the consent of the Holders of a majority of the Outstanding Amount of the Controlling Class Notes) or shall at the direction of the Insurer (so long as the Class A Notes are Outstanding or any
Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing, in

                                       44

which case, at the direction of the Holders of a majority of the Outstanding
Amount of the Controlling Class Notes) take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.

     Section 8.02. Trust Accounts and Certificate Account. (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain in its name the Trust Accounts and the Certificate Account, each as provided in Article V of the Transfer and Servicing Agreement.

     (b) On each Payment Date and Optional Redemption Date, the Paying Agent
(or, if the Indenture Trustee acts as Paying Agent, the Indenture Trustee) shall distribute all amounts on deposit in the Distribution Account as provided in
Section 5.03 of the Transfer and Servicing Agreement.

     (c) On each Payment Date and each Optional Redemption Date, the Indenture
Trustee hereby authorizes the Owner Trustee or the Certificate Paying Agent, as
applicable, to make the distributions from the Certificate Account as required pursuant to Section 5.07 of the Transfer and Servicing Agreement.

     Section 8.03. General Provisions Regarding Accounts. Funds in the Trust
Accounts maintained by the Indenture Trustee shall be invested as provided in the Transfer and Servicing Agreement.

     Section 8.04. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture and the Transfer and Servicing
Agreement shall, execute instruments to release property from the lien of this
Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this
Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Eight shall be bound to ascertain the Indenture
Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as there are no Notes
Outstanding and all sums due to the Noteholders pursuant to the Transfer and
Servicing Agreement and all fees and expenses of the Indenture Trustee, the
Master Servicer, the Administrator and the Custodians pursuant to this Indenture have been paid, and all Reimbursement Amounts and other fees and expenses owing to the Insurer pursuant to the Insurance Agreement have been paid and the Policy has been cancelled and returned to the Insurer, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel
and (if required by the TIA) Independent Certificates in accordance with TIA
Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section
11.01 hereof.

                                       45

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures Without Consent of Noteholders. (a)
Without the consent of the Holders of any Notes but with the consent of the
Insurer and the prior notice to each Rating Agency, the Issuer and the Indenture
Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the
Insurer, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this
     Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the
     Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) (A) to cure any ambiguity, (B) to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provisions herein or in any supplemental indenture or to conform the provisions hereof to those of the Offering Document, (C) to obtain or maintain a rating for a Class of Notes from a nationally recognized statistical rating organization, (D) to make any other provisions with respect to matters or questions arising under this
     Indenture; provided, however, that no such supplemental indenture entered into pursuant to clause (D) of this subparagraph (v) shall adversely affect in any material respect the interests of any Holder not consenting thereto;

          (vi) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article Six; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this
     Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

                                       46

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel stating that entering into such supplemental indenture will not adversely affect the tax status of the REMICs created by the Trust Agreement.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) A letter from each Rating Agency to the effect that any supplemental indenture entered into pursuant to this Section 9.01 will not cause the then-current ratings on the Notes without taking into account the Policy to be qualified, reduced or withdrawn shall constitute conclusive evidence that such amendment does not adversely affect in any material respect the interests of the
Noteholders.

     Section 9.02. Supplemental Indentures with Consent of Noteholders. The
Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency and with the consent of the Insurer and the Holders of not less than 66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such Holders delivered to the Issuer and the Indenture
Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall without the consent of the Holder of each
Outstanding Note affected thereby (i) reduce in any manner the amount of, or delay the timing of, payments in respect of any Note, (ii) alter the obligations of the Servicer or the Indenture Trustee to make an Advance or alter the servicing standards set forth in the Transfer and Servicing Agreement or the
Servicing Agreement, (iii) reduce the aforesaid percentages of Notes the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes affected thereby, or (iv) permit the creation of any lien ranking prior to or on a parity with the lien of this
Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect the tax status of the REMICs created by the Trust Agreement.

     The Indenture Trustee may rely on an Opinion of Counsel to determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.

     It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the

                                       47

Notes, the Insurer and each Rating Agency a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture
Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Insurer shall be entitled to receive, and subject to Section 6.02, shall be fully protected in relying upon, an Opinion of Counsel to the effect provided in Section 9.07. The Indenture
Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05. Conformity with Trust Indenture Act. Every amendment of this
Indenture and every supplemental indenture executed pursuant to this Article
Nine shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust
Indenture Act.

     Section 9.06. Reference in Notes to Supplemental Indentures. Notes
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and if required by the Indenture Trustee shall, bear a notation in a form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the
Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.07. Opinion of Counsel. In connection with any supplemental indenture pursuant to this Article Nine, the Indenture Trustee shall be entitled to receive an Opinion of Counsel to the effect that such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture in accordance with the relevant provisions of this Article Nine have been met.

     Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent

                                       48

of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF NOTES

     Section 10.01. Redemption. The Notes are subject to redemption pursuant to
Section 8.02 of the Transfer and Servicing Agreement. The Issuer shall furnish each Rating Agency notice of such redemption. If any Notes are to be redeemed pursuant to Section 8.02 of the Transfer and Servicing Agreement, the Master
Servicer shall furnish notice of its exercise of its option to redeem the Notes to the Indenture Trustee and the Insurer (so long as the Class A Notes are
Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) not later than 10 days prior to the Optional Redemption Date and the Master Servicer shall deposit by 10:00
A.M. New York City time three Business Days prior to the Optional Redemption
Date with the Indenture Trustee in the Distribution Account the Optional
Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Optional Redemption Date upon the furnishing of a notice complying with Section 10.02 hereof to each Holder of the Notes.

     Section 10.02. Form of Redemption Notice. Notice of redemption under
Section 10.01 shall be given by the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Optional Redemption Date to each
Holder of Notes, as of the close of business on the Record Date preceding the applicable Optional Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

          (i) the Optional Redemption Date;

          (ii) the Optional Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Optional Redemption Price (which shall be the office or agency of the
     Issuer to be maintained as provided in Section 3.02).

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03. Notes Payable on Optional Redemption Date. The Notes or
portions thereof to be redeemed shall, following notice of redemption as required under Section 10.02 (in the case of redemption pursuant to Section
10.01) and remittance to the Indenture Trustee of the Optional Redemption Price
as required under Section 10.01, on the Optional Redemption Date

                                       49

become due and payable at the Optional Redemption Price and (unless the Issuer shall default in the payment of the Optional Redemption Price) no interest shall accrue on the Optional Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Optional
Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.01. Compliance Certificates and Opinions, etc. Upon any
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture
Trustee and the Insurer: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.01; provided, that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion pursuant to clauses (i), (ii) or (iii) above need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     Section 11.02. Form of Documents Delivered to Indenture Trustee. In any
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such
Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                                       50

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of
Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the
Servicer, the Depositor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the
Servicer, the Depositor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

     Section 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01)
conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.03.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be

                                       51

done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.04. Notices, etc., to Indenture Trustee, Issuer, Insurer and
Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this
Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder, the Insurer or by the
     Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its
     Corporate Trust Office, or

          (ii) the Issuer by the Indenture Trustee, the Insurer or by any
     Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to the address provided in the Transfer and Servicing Agreement, or at any other address previously furnished in writing to the Indenture Trustee by the
     Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

          (iii) The Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

          To the Insurer: Ambac Assurance Corporation
                          One State Street Plaza
                          New York, NY 10004
                          Attention: Managing Director
                          Telecopy: (212) 363-1459

     Notices required to be given to the Rating Agencies by the Issuer, the
Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the address provided in the Transfer and Servicing Agreement or such other address as shall be designated by written notice to the other parties.

     Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event (and in all cases, the Insurer shall receive notice), at such Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular
Noteholder shall affect the sufficiency of such notice with respect to other
Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such

                                       52

waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or a Rapid
Amortization Event.

     Section 11.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture
Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 11.07. Effect of Headings and Table of Contents. The Article and
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.08. Successors and Assigns. All covenants and agreements in this
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this
Indenture shall bind its successors, co-trustees and agents.

     Section 11.09. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.10. Benefits of Indenture and Consents of Noteholders. Nothing
in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Owner Trustee, the Insurer and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture. Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a
Note, consents to and agrees to be bound by the terms and conditions of this
Indenture. The Insurer and its successors and permitted assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture.

     Section 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this

                                       53

Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no additional interest shall accrue for the period from and after any such nominal date in respect of such payment date.

     Section 11.12. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE
GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel
(which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other
Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.15. Trust Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the
Indenture Trustee or the Owner Trustee in their respective individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the
Indenture Trustee or the Owner Trustee in its respective individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the
Indenture Trustee or of any successor or assign of the Indenture Trustee or the
Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner
Trustee have no such obligations in their respective individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Articles V, VI and VII of the Trust Agreement.

     In addition, (i) this Indenture is executed and delivered by Wilmington
Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer or the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be

                                       54

construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture
Trustee and by any Person claiming by, through or under the Indenture Trustee, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the Operative
Agreements.

     Section 11.16. No Petition. The Indenture Trustee, by entering into this
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under the Bankruptcy Code or any other United States federal or state bankruptcy, insolvency or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Agreements.

     Section 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the
Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Public
Accountants, and to discuss the Issuer's affairs, finances and accounts with the
Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The
Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                       55

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this
Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                GREENPOINT MORTGAGE FUNDING TRUST
                                   2005-HE3, as Issuer

                                By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee

                                By: /s/ Patricia A. Evans
                                    --------------------------------------------
                                    Name: Patricia A. Evans
                                    Title: Vice President

                                LASALLE BANK NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as
                                   Indenture Trustee

                                By: /s/ Susan L. Abbott
                                    --------------------------------------------
                                    Name: Susan L. Abbott
                                    Title: Assistant Vice President

                                                                       EXHIBIT A

                                 FORMS OF NOTES

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS OWNERSHIP
OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR ANY AFFILIATE OF ANY OF THEM.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     EACH PURCHASER OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
AND AGREEMENTS SET FORTH IN SECTION 2.03 OF THE INDENTURE. ANY TRANSFER IN
VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB
INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE
TRUSTEE OR ANY INTERMEDIARY.

     THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON
BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS
SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE
CODE"), OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR ANY ENTITY DEEMED
TO HOLD THE PLAN ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN"), UNLESS

THE ACQUISITION AND HOLDING OF THIS NOTE: (X) WILL NOT RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT
COVERED BY PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1,
PTCE 91-38, PTCE 95-60, PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION AND (Y)
WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. EACH INVESTOR IN
THIS NOTE WILL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL FURTHER
BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR
OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

                                      A-3

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                                  CLASS A NOTES

-----------------------------------------------------------------
Aggregate Note Principal Amount of          Note Principal Amount
the Class A Notes: $417,199,000        of this Note: $417,199,000
-----------------------------------------------------------------
Note Interest Rate: Adjustable       Cut-off Date: August 1, 2005
-----------------------------------------------------------------
Number: 1                                  CUSIP No.: 39538W CZ 9
-----------------------------------------------------------------

     GreenPoint Mortgage Funding Trust 2005-HE3, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED SEVENTEEN MILLION, ONE HUNDRED AND NINETY-NINE
THOUSAND DOLLARS ($417,199,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest evidenced by this Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Aggregate Class Principal Amount of the Class A
Notes, both as specified above) and (ii) the aggregate amount, if any, payable from the Distribution Account in respect of principal on the Class A Notes pursuant to Section 5.03 of the Transfer and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2030 (the "Final Scheduled Payment
Date"). Capitalized terms used but not defined herein shall have the meanings assigned to them in or pursuant to the Indenture dated as of August 1, 2005 (the
"Indenture"), between the Issuer and LaSalle Bank National Association, as
Indenture Trustee (the "Indenture Trustee") or, if not defined in the Indenture, then in or pursuant to the Transfer and Servicing Agreement dated as of August
1, 2005 (the "Transfer and Servicing Agreement"), among the Issuer, Lehman ABS
Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer
(the "Master Servicer") and the Indenture Trustee. The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment
Date on the principal amount of this Note outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date). Interest on this Note will accrue for each Payment
Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the
Closing Date. Payments on this Note will be made on the 15th day of each month or, if such a day is not a Business Day, then on the next succeeding Business
Day, commencing in September 2005 (each, a "Payment Date"), to the Person in whose name this Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes of the Class represented by this Note. All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Interest will be computed on the basis of the actual number of days elapsed in a 360 day year.

                                      A-4

     This Note is entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the
Insured Amounts with respect to the Class A Notes on each Payment Date and
Preference Amounts, all as more fully set forth in the Policy.

     Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master
Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture
Trustee or of any successor or assign of the Depositor, the Seller, the Master
Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the
Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-5

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:__________, 2005

                                        GREENPOINT MORTGAGE FUNDING TRUST
                                        2005-HE3

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                            ------------------------------------

                                        Name:
                                        Title:

                                      A-6

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within mentioned Indenture.

Date: _________, 2005                   LASALLE BANK NATIONAL ASSOCIATION
                                        not in its individual capacity but
                                        solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                      A-7

     This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the
Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

     The Class A Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M1 and Class M2 Notes (the "Subordinate Notes") to
receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement.

     Payments to each Noteholder shall be made (i) by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more
Predecessor Notes) on the books of the Indenture Trustee as of the close of business on each Record Date or (ii) upon written request made to the Indenture
Trustee at least five Business Days prior to the related Record Date by the
Holder of a Note, by wire transfer in immediately available funds to an account specified in writing by such Noteholder, except that with respect to a Note registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment
Date on which the final payment is expected to be made to the Holder thereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the
Optional Redemption Date, if any, pursuant to Section 8.02 of the Transfer and
Servicing Agreement. Notwithstanding the foregoing, on the date on which a Rapid
Amortization Period as described in Section 5.01 of the Indenture shall have occurred and be continuing, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Mortgage Loans as provided in Section 7.01 of the Transfer and Servicing Agreement and pay such amounts to the Holders of the Notes in accordance with the terms thereof. All principal payments on the Class A Notes shall be made pro rata to the Holders of the Class A Notes entitled thereto.

     Any reduction in the principal amount of this Note (or any one or more
Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the
Record Date preceding such Payment Date by notice mailed prior to such Payment
Date and the amount then due and

                                      A-8

payable shall be payable only upon presentation and surrender of this Note at the office designated by the Indenture Trustee for such purposes located in The
City of New York.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, on the payment on or after which the aggregate Note Principal Amount of all Classes of Notes (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the aggregate Original Note Principal Amount of all Classes of Notes, the Master
Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a price set forth in the Transfer and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Note
Registrar upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer
Agent's Medallion Program ("STAMP") or such other "signature guarantee program"
as may be determined by the Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 of the Indenture not involving any transfer.

     The Class A, Class M1 and Class M2 Notes will be issued in minimum principal amount denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Operative
Agreements.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

                                      A-9

     Prior to the due presentment for registration of transfer of this Note, the
Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the
Indenture Trustee or the Insurer may treat the Person in whose name this Note
(as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights of the Holders of the Notes under the Indenture by the Issuer and the Indenture
Trustee and with the consent of the Insurer and the Holders of not less than
66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the
Holders of the Notes under the Indenture. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Agreements, none of the Owner Trustee in its individual capacity, the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly

                                      A-10

understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Agreements in the case of a Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom;
provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this
Note.

                                      A-11

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________
                         (name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________________*/

Signature Guaranteed:

----------------------------------------*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-12

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS OWNERSHIP
OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR
GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR
ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
REGISTRATION.

     EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH NOTE (A) PURSUANT
TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933
ACT, (B) AS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE
1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN
A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION
IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

     EACH PURCHASER OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
AND AGREEMENTS SET FORTH IN SECTION 2.03 OF THE INDENTURE. ANY TRANSFER IN
VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB
INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE
TRUSTEE OR ANY INTERMEDIARY.

     THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT AS PROVIDED IN THE INDENTURE
REFERRED TO HEREIN.

     THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON
BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS
SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE
CODE"), OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR ANY ENTITY DEEMED
TO HOLD THE PLAN ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN"), UNLESS THE
ACQUISITION AND HOLDING OF THIS NOTE: (X) WILL NOT RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT
COVERED BY PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1,
PTCE 91-38, PTCE 95-60, PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION AND (Y)
WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. EACH INVESTOR IN
THIS NOTE WILL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL FURTHER
BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR
OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

                                      M-1-2

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                                 CLASS M1 NOTES

                           RESTRICTED GLOBAL SECURITY

--------------------------------------------------------------------------------
Aggregate Note Principal Amount of                         Note Principal Amount
the Class M1 Notes: $4,554,000                          of this Note: $4,554,000
--------------------------------------------------------------------------------
Note Interest Rate: Adjustable                      Cut-off Date: August 1, 2005
--------------------------------------------------------------------------------
Number: 1                                                 CUSIP No.: 39538W DA 3
--------------------------------------------------------------------------------

     GreenPoint Mortgage Funding Trust 2005-HE3, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR MILLION, FIVE HUNDRED FIFTY FOUR THOUSAND DOLLARS
($4,554,000) such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest evidenced by this
Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Aggregate Class Principal Amount of the Class M1 Notes, both as specified above) and (ii) the aggregate amount, if any, payable from the
Distribution Account in respect of principal on the Class M1 Notes pursuant to
Section 5.03 of the Transfer and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the
Payment Date in September 2030 (the "Final Scheduled Payment Date"). Capitalized
terms used but not defined herein shall have the meanings assigned to them in or pursuant to the Indenture dated as of August 1, 2005 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as Indenture Trustee (the
"Indenture Trustee") or, if not defined in the Indenture, then in or pursuant to the Transfer and Servicing Agreement dated as of August 1, 2005 (the "Transfer and Servicing Agreement"), among the Issuer, Lehman ABS Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer (the "Master
Servicer") and the Indenture Trustee. The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Note outstanding on the immediately preceding Payment
Date (after giving effect to all payments of principal made on such preceding
Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such
Payment Date or, if no interest has yet been paid, from the Closing Date.
Payments on this Note will be made on the 15th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in September 2005 (each, a "Payment Date"), to the Person in whose name this
Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes of the Class represented by this Note. All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Interest will be computed on the basis of the actual number of days elapsed in a 360 day year.

                                      M-1-3

     Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master
Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture
Trustee or of any successor or assign of the Depositor, the Seller, the Master
Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the
Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      M-1-4

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ____________, 2005

                                        GREENPOINT MORTGAGE FUNDING TRUST
                                        2005-HE3

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                      M-1-5

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within
-mentioned Indenture.

Date:  ____________, 2005               LASALLE BANK NATIONAL ASSOCIATION
                                        not in its individual capacity
                                        but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                  Authorized Signatory

                                      M-1-6

     This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the
Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

     The Class M1 Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M1 and Class M2 Notes (the "Subordinate Notes") to
receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement..

     Payments to each Noteholder shall be made (i) by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more
Predecessor Notes) on the books of the Indenture Trustee as of the close of business on each Record Date or (ii) upon written request made to the Indenture
Trustee at least five Business Days prior to the related Record Date by the
Holder of a Note, by wire transfer in immediately available funds to an account specified in writing by such Noteholder, except that with respect to a Note registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment
Date on which the final payment is expected to be made to the Holder thereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the
Optional Redemption Date, if any, pursuant to Section 8.02 of the Transfer and
Servicing Agreement. Notwithstanding the foregoing, on the date on which a Rapid
Amortization Period as described in Section 5.01 of the Indenture shall have occurred and be continuing, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Mortgage Loans as provided in Section 7.01 of the Transfer and Servicing Agreement and pay such amounts in accordance with the terms thereof.

     Any reduction in the principal amount of this Note (or any one or more
Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the
Record Date preceding such Payment Date by notice mailed prior to such Payment
Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

                                      M-1-7

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, on the payment on or after which the aggregate Note Principal Amount of all Classes of Notes (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the aggregate Original Note Principal Amount of all Classes of Notes, the Master
Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a price set forth in the Transfer and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Note
Registrar upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer
Agent's Medallion Program ("STAMP") or such other "signature guarantee program"
as may be determined by the Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 of the Indenture not involving any transfer.

     The Class A, Class M1 and Class M2 Notes will be issued in minimum principal amount denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Interests in this Restricted Global Security may be exchanged for an interest in the corresponding Regulation S Global Security, in each case subject to the restrictions as set forth in the Indenture. This Restricted Global
Security is subject to mandatory exchange for Definitive Notes under the limited circumstances set forth in the Indenture.

     Upon redemption, exchange of or increase in any interest represented by this Restricted Global Security, this Restricted Global Security shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Operative
Agreements.

                                      M-1-8

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

     Prior to the due presentment for registration of transfer of this Note, the
Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the
Indenture Trustee or the Insurer may treat the Person in whose name this Note
(as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights of the Holders of the Notes under the Indenture by the Issuer and the Indenture
Trustee and with the consent of the Insurer and the Holders of not less than
66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the
Holders of the Notes under the Indenture. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Agreements, none of the Owner Trustee in its individual capacity, the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their

                                     M-1-9

respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Agreements in the case of a Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom;
provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this
Note.

                                     M-1-10

                                   SCHEDULE A

                      SCHEDULE OF EXCHANGES OR REDEMPTIONS

     The following exchanges, redemptions of or increase in the whole or a part of the Notes represented by this Restricted Global Security have been made:



===============================================================================================================
                                                 Part of principal    Remaining principal
                                                 amount of this       amount of this
                            Original principal   Restricted           Restricted Global
                            amount of this       Global Security      Security following    Notation made by
Date exchange/redemption/   Restricted Global    exchanged/redeemed   such exchange/        or on behalf of the
increase made               Security             /increased           redemption/increase   Issuer
---------------------------------------------------------------------------------------------------------------

                            $4,554,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================


                                     M-1-11

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
___________________________________________________________________________
                         (name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________________________*/

Signature Guaranteed:

-----------------------------------------*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     M-1-12

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS OWNERSHIP
OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR
GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR
ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
REGISTRATION.

     EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH NOTE (A) PURSUANT
TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933
ACT, (B) AS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE
1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN
A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION
IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

                                      M-2-1

     EACH PURCHASER OF THIS NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
AND AGREEMENTS SET FORTH IN SECTION 2.03 OF THE INDENTURE. ANY TRANSFER IN
VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB
INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE
TRUSTEE OR ANY INTERMEDIARY.

     THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT AS PROVIDED IN THE INDENTURE
REFERRED TO HEREIN.

THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON BEHALF OF,
AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION
4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"), OR TO ANY
SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR ANY ENTITY DEEMED TO HOLD THE PLAN
ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN"), UNLESS THE ACQUISITION AND
HOLDING OF THIS NOTE: (X) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION
UNDER ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT COVERED BY PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60,
PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION AND (Y) WILL NOT RESULT IN A
NON-EXEMPT VIOLATION OF ANY SIMILAR LAW. EACH INVESTOR IN THIS NOTE WILL BE
DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL FURTHER BE DEEMED TO
REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE
TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

                                     M-2-2

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                                 CLASS M1 NOTES

                          REGULATION S GLOBAL SECURITY

-----------------------------------------------------------------
Aggregate Note Principal Amount of          Note Principal Amount
the Class M1 Notes: $4,554,000           of this Note: $4,554,000
-----------------------------------------------------------------
Note Interest Rate: Adjustable       Cut-off Date: August 1, 2005
-----------------------------------------------------------------
Number: 1                                   CUSIP No.: U3906CV AA
-----------------------------------------------------------------

     GreenPoint Mortgage Funding Trust 2005-HE3, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR MILLION, FIVE HUNDRED FIFTY FOUR THOUSAND DOLLARS
($4,554,000) such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest evidenced by this
Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Aggregate Class Principal Amount of the Class M1 Notes, both as specified above) and (ii) the aggregate amount, if any, payable from the
Distribution Account in respect of principal on the Class M1 Notes pursuant to
Section 5.03 of the Transfer and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the
Payment Date in September 2030 (the "Final Scheduled Payment Date"). Capitalized
terms used but not defined herein shall have the meanings assigned to them in or pursuant to the Indenture dated as of August 1, 2005 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as Indenture Trustee (the
"Indenture Trustee") or, if not defined in the Indenture, then in or pursuant to the Transfer and Servicing Agreement dated as of August 1, 2005 (the "Transfer and Servicing Agreement"), among the Issuer, Lehman ABS Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer (the "Master
Servicer") and the Indenture Trustee. The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Note outstanding on the immediately preceding Payment
Date (after giving effect to all payments of principal made on such preceding
Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such
Payment Date or, if no interest has yet been paid, from the Closing Date.
Payments on this Note will be made on the 15th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in September 2005 (each, a "Payment Date"), to the Person in whose name this
Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes of the Class represented by this Note. All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Interest will be computed on the basis of the actual number of days elapsed in a 360 day year.

                                     M-2-3

     Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master
Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the
Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture
Trustee or of any successor or assign of the Depositor, the Seller, the Master
Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the
Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     M-2-4

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

     Date: ____________, 2005

                                        GREENPOINT MORTGAGE FUNDING TRUST
                                        2005-HE3

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                     M-2-5

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within mentioned Indenture.

Date: ______________, 2005              LASALLE BANK NATIONAL ASSOCIATION
                                        not in its individual capacity
                                        but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                   Authorized Signatory

                                     M-2-6

     This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the
Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

     The Class M1 Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M1 and Class M2 Notes (the "Subordinate Notes") to
receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement.

     Payments to each Noteholder shall be made (i) by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more
Predecessor Notes) on the books of the Indenture Trustee as of the close of business on each Record Date or (ii) upon written request made to the Indenture
Trustee at least five Business Days prior to the related Record Date by the
Holder of a Note, by wire transfer in immediately available funds to an account specified in writing by such Noteholder, except that with respect to a Note registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment
Date on which the final payment is expected to be made to the Holder thereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the
Optional Redemption Date, if any, pursuant to Section 8.02 of the Transfer and
Servicing Agreement. Notwithstanding the foregoing, on the date on which a Rapid
Amortization Period as described in Section 5.01 of the Indenture shall have occurred and be continuing, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Mortgage Loans as provided in Section 7.01 of the Transfer and Servicing Agreement and pay such amounts in accordance with the terms thereof.

     Any reduction in the principal amount of this Note (or any one or more
Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the
Record Date preceding such Payment Date by notice mailed prior to such Payment
Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

                                     M-2-7

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, on the payment on or after which the aggregate Note Principal Amount of all Classes of Notes (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the aggregate Original Note Principal Amount of all Classes of Notes, the Master
Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a price set forth in the Transfer and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Note
Registrar upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer
Agent's Medallion Program ("STAMP") or such other "signature guarantee program"
as may be determined by the Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 of the Indenture not involving any transfer.

     The Class A, Class M1 and Class M2 Notes will be issued in minimum principal amount denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Interests in this Regulation S Global Security may be exchanged for an interest in the corresponding Restricted Global Security, in each case subject to the restrictions as set forth in the Indenture. This Regulation S Global
Security is subject to mandatory exchange for Definitive Notes under the limited circumstances set forth in the Indenture.

     Upon redemption, exchange of or increase in any interest represented by this Regulation S Global Security, this Regulation S Global Security shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Operative
Agreements.

                                     M-2-8

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

     Prior to the due presentment for registration of transfer of this Note, the
Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the
Indenture Trustee or the Insurer may treat the Person in whose name this Note
(as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights of the Holders of the Notes under the Indenture by the Issuer and the Indenture
Trustee and with the consent of the Insurer and the Holders of not less than
66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the
Holders of the Notes under the Indenture. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Agreements, none of the Owner Trustee in its individual capacity, the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their

                                     M-2-9

respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Agreements in the case of a Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom;
provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this
Note.

                                     M-2-10

                                   SCHEDULE A

                      SCHEDULE OF EXCHANGES OR REDEMPTIONS

     The following exchanges, redemptions of or increase in the whole or a part of the Notes represented by this Regulation S Global Security have been made:



-------------------------------------------------------------------------------------------------------------------
                                                 Part of principal    Remaining principal
                                                 amount of this       amount of this
                            Original principal   Restricted Global    Restricted Global
                            amount of this       Security             Security following        Notation made by
Date exchange/redemption/   Restricted Global    exchanged/redeemed   such exchange/            or on behalf of the
increase made               Security             /increased           redemption/ increase      Issuer
-------------------------------------------------------------------------------------------------------------------

                            $4,554,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


                                     M-2-11

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________
                         (name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________________________*/

Signature Guaranteed:

-----------------------------------------*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     M-2-12

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS OWNERSHIP
OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR
GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR
ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
REGISTRATION.

     EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH NOTE (A) PURSUANT
TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933
ACT, (B) AS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE
1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN
A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION
IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

     EACH PURCHASER OF THIS SECURITY WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.03 OF THE INDENTURE. ANY
TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE
VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE
TRUSTEE OR ANY INTERMEDIARY.

     THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT AS PROVIDED IN THE INDENTURE
REFERRED TO HEREIN.

     THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON
BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS
SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE
CODE"), OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR ANY ENTITY DEEMED
TO HOLD THE PLAN ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN"). EACH INVESTOR
IN THIS NOTE WILL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL
FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL,
PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

                                     M-3-2

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                                 CLASS M2 NOTES

                           RESTRICTED GLOBAL SECURITY

-----------------------------------------------------------------
Aggregate Note Principal Amount of          Note Principal Amount
the Class M2 Notes: $7,156,000           of this Note: $7,156,000
-----------------------------------------------------------------
Note Interest Rate: Adjustable       Cut-off Date: August 1, 2005
-----------------------------------------------------------------
Number: 1                                  CUSIP No.: 39538W DB 1
-----------------------------------------------------------------

     GreenPoint Mortgage Funding Trust 2005-HE3, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SEVEN MILLION, ONE HUNDRED FIFTY SIX THOUSAND DOLLARS
($7,156,000) such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest evidenced by this
Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Aggregate Class Principal Amount of the Class M2 Notes, both as specified above) and (ii) the aggregate amount, if any, payable from the
Distribution Account in respect of principal on the Class M2 Notes pursuant to
Section 5.03 of the Transfer and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the
Payment Date in September 2030 (the "Final Scheduled Payment Date"). Capitalized
terms used but not defined herein shall have the meanings assigned to them in or pursuant to the Indenture dated as of August 1, 2005 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as Indenture Trustee (the
"Indenture Trustee") or, if not defined in the Indenture, then in or pursuant to the Transfer and Servicing Agreement dated as of August 1, 2005 (the "Transfer and Servicing Agreement"), among the Issuer, Lehman ABS Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer (the "Master
Servicer") and the Indenture Trustee. The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Note outstanding on the immediately preceding Payment
Date (after giving effect to all payments of principal made on such preceding
Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such
Payment Date or, if no interest has yet been paid, from the Closing Date.
Payments on this Note will be made on the 15th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in September 2005 (each, a "Payment Date"), to the Person in whose name this
Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes of the Class represented by this Note. All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Interest will be computed on the basis of the actual number of days elapsed in a 360 day year.

                                     M-3-3

     Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master
Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture
Trustee or of any successor or assign of the Depositor, the Seller, the Master
Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the
Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     M-3-4

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ____________, 2005

                                        GREENPOINT MORTGAGE FUNDING TRUST
                                        2005-HE3

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                     M-3-5

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within mentioned Indenture.

Date: ______________, 2005              LASALLE BANK NATIONAL ASSOCIATION
                                        not in its individual capacity but
                                        solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                     M-3-6

     This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the
Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

     The Class M2 Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M1 and Class M2 Notes (the "Subordinate Notes") to
receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement. The rights of the Holders of the Class
M2 Notes to receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes and the
Class M1 Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement.

     Payments to each Noteholder shall be made (i) by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more
Predecessor Notes) on the books of the Indenture Trustee as of the close of business on each Record Date or (ii) upon written request made to the Indenture
Trustee at least five Business Days prior to the related Record Date by the
Holder of a Note, by wire transfer in immediately available funds to an account specified in writing by such Noteholder, except that with respect to a Note registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment
Date on which the final payment is expected to be made to the Holder thereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the
Optional Redemption Date, if any, pursuant to Section 8.02 of the Transfer and
Servicing Agreement. Notwithstanding the foregoing, on the date on which a Rapid
Amortization Period as described in Section 5.01 of the Indenture shall have occurred and be continuing, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Mortgage Loans as provided in Section 7.01 of the Transfer and Servicing Agreement and pay such amounts in accordance with the terms thereof.

     Any reduction in the principal amount of this Note (or any one or more
Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf

                                     M-3-7

of the Issuer, will notify the Person who was the Holder hereof as of the Record
Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, on the payment on or after which the aggregate Note Principal Amount of all Classes of Notes (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the aggregate Original Note Principal Amount of all Classes of Notes, the Master
Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a price set forth in the Transfer and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Note
Registrar upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer
Agent's Medallion Program ("STAMP") or such other "signature guarantee program"
as may be determined by the Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 of the Indenture not involving any transfer.

     The Class A, Class M1 and Class M2 Notes will be issued in minimum principal amount denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Interests in this Restricted Global Security may be exchanged for an interest in the corresponding Regulation S Global Security, in each case subject to the restrictions as set forth in the Indenture. This Restricted Global
Security is subject to mandatory exchange for Definitive Notes under the limited circumstances set forth in the Indenture.

     Upon redemption, exchange of or increase in any interest represented by this Restricted Global Security, this Restricted Global Security shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the

                                     M-3-8

Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, or the Issuer or join in any institution against the
Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United
States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Operative Agreements.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

     Prior to the due presentment for registration of transfer of this Note, the
Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the
Indenture Trustee or the Insurer may treat the Person in whose name this Note
(as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights of the Holders of the Notes under the Indenture by the Issuer and the Indenture
Trustee and with the consent of the Insurer and the Holders of not less than
66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the
Holders of the Notes under the Indenture. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the

                                     M-3-9

principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Agreements, none of the Owner Trustee in its individual capacity, the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The
Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Agreements in the case of a Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     M-3-10

                                   SCHEDULE A

                      SCHEDULE OF EXCHANGES OR REDEMPTIONS

     The following exchanges, redemptions of or increase in the whole or a part of the Notes represented by this Restricted Global Security have been made:



-----------------------------------------------------------------------------------------------------------------
                                                 Part of principal     Remaining principal
                                                 amount of this        amount of this
                            Original principal   Restricted Global     Restricted Global
                            amount of this       Security              Security following     Notation made by or
Date exchange/redemption/   Restricted Global    exchanged/redeemed/   such exchange/         on behalf of the
increase made               Security             increased             redemption/ increase   Issuer
-----------------------------------------------------------------------------------------------------------------

                            $7,156,000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

=================================================================================================================


                                     M-3-11

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________
                         (name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________________________*/

Signature Guaranteed:

------------------------------------------*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE REPRESENTS OWNERSHIP OF A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT
GUARANTEED BY, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR
GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE
LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR
ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
REGISTRATION.

     EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH NOTE (A) PURSUANT
TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933
ACT, (B) AS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE
1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN
RELIANCE ON RULE 144A OR (C) IN THE CASE OF A BENEFICIAL OWNER OF AN INTEREST IN
A REGULATION S GLOBAL SECURITY, AS A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION
IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

                                     M-3-13

     EACH PURCHASER OF THIS SECURITY WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.03 OF THE INDENTURE. ANY
TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE
VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE
TRUSTEE OR ANY INTERMEDIARY.

     THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT AS PROVIDED IN THE INDENTURE
REFERRED TO HEREIN.

     THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON
BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS
SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE
CODE"), OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW") OR ANY ENTITY DEEMED
TO HOLD THE PLAN ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN"). EACH INVESTOR
IN THIS NOTE WILL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL
FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL,
PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

                                     M-3-14

                   GREENPOINT MORTGAGE FUNDING TRUST 2005-HE3

                                 CLASS M2 NOTES

                          REGULATION S GLOBAL SECURITY

-----------------------------------------------------------------
Aggregate Note Principal Amount of          Note Principal Amount
the Class M2 Notes: $7,156,000           of this Note: $7,156,000
-----------------------------------------------------------------
Note Interest Rate: Adjustable       Cut-off Date: August 1, 2005
-----------------------------------------------------------------
Number: 1                                  CUSIP No.: U3906V AB 3
-----------------------------------------------------------------

     GreenPoint Mortgage Funding Trust 2005-HE3, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SEVEN MILLION ONE HUNDRED FIFTY SIX THOUSAND DOLLARS
($7,156,000) such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest evidenced by this
Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Aggregate Class Principal Amount of the Class M2 Notes, both as specified above) and (ii) the aggregate amount, if any, payable from the
Distribution Account in respect of principal on the Class M2 Notes pursuant to
Section 5.03 of the Transfer and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the
Payment Date in September 2030 (the "Final Scheduled Payment Date"). Capitalized
terms used but not defined herein shall have the meanings assigned to them in or pursuant to the Indenture dated as of August 1, 2005 (the "Indenture"), between the Issuer and LaSalle Bank National Association, as Indenture Trustee (the
"Indenture Trustee") or, if not defined in the Indenture, then in or pursuant to the Transfer and Servicing Agreement dated as of August 1, 2005 (the "Transfer and Servicing Agreement"), among the Issuer, Lehman ABS Corporation, as depositor, GreenPoint Mortgage Funding, Inc., as master servicer (the "Master
Servicer") and the Indenture Trustee. The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Note outstanding on the immediately preceding Payment
Date (after giving effect to all payments of principal made on such preceding
Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such
Payment Date or, if no interest has yet been paid, from the Closing Date.
Payments on this Note will be made on the 15th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in September 2005 (each, a "Payment Date"), to the Person in whose name this
Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes of the Class represented by this Note. All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. Interest will be computed on the basis of the actual number of days elapsed in a 360 day year.

                                     M-3-15

     Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Master
Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its
individual capacity, any holder of a beneficial interest in the Issuer, the
Depositor, the Seller, the Master Servicer, the Owner Trustee or the Indenture
Trustee or of any successor or assign of the Depositor, the Seller, the Master
Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the
Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     M-3-16

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

     Date: ____________, 2005

                                        GREENPOINT MORTGAGE FUNDING TRUST
                                        2005-HE3

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                     M-3-17

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within mentioned Indenture.

Date: ______________, 2005              LASALLE BANK NATIONAL ASSOCIATION
                                        not in its individual capacity
                                        but solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                                    Authorized Signatory

                                     M-3-18

     This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of
Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the
Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

     The Class M2 Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M1 and Class M2 Notes (the "Subordinate Notes") to
receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement. The rights of the Holders of the Class
M2 Notes to receive payments or distributions of interest and principal are, and will be, subordinate to the rights of the Holders of the Class A Notes and the
Class M1 Notes to receive payments of interest and principal, respectively, as provided in the Indenture and the Transfer and Servicing Agreement.

     Payments to each Noteholder shall be made (i) by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more
Predecessor Notes) on the books of the Indenture Trustee as of the close of business on each Record Date or (ii) upon written request made to the Indenture
Trustee at least five Business Days prior to the related Record Date by the
Holder of a Note, by wire transfer in immediately available funds to an account specified in writing by such Noteholder, except that with respect to a Note registered on the Record Date in the name of the nominee of the Clearing Agency
(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment
Date on which the final payment is expected to be made to the Holder thereof.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the
Optional Redemption Date, if any, pursuant to Section 8.02 of the Transfer and
Servicing Agreement. Notwithstanding the foregoing, on the date on which a Rapid
Amortization Period as described in Section 5.01 of the Indenture shall have occurred and be continuing, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Mortgage Loans as provided in Section 7.01 of the Transfer and Servicing Agreement and pay such amounts in accordance with the terms thereof.

     Any reduction in the principal amount of this Note (or any one or more
Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the
Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf

                                     M-3-19

of the Issuer, will notify the Person who was the Holder hereof as of the Record
Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, on the payment on or after which the aggregate Note Principal Amount of all Classes of Notes (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the aggregate Original Note Principal Amount of all Classes of Notes, the Master
Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a price set forth in the Transfer and Servicing Agreement.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Note
Registrar upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer
Agent's Medallion Program ("STAMP") or such other "signature guarantee program"
as may be determined by the Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.06 of the Indenture not involving any transfer.

     The Class A, Class M1 and Class M2 Notes will be issued in minimum principal amount denominations of $250,000 and integral multiples of $1,000 in excess thereof.

     Interests in this Regulation S Global Security may be exchanged for an interest in the corresponding Restricted Global Security, in each case subject to the restrictions as set forth in the Indenture. This Regulation S Global
Security is subject to mandatory exchange for Definitive Notes under the limited circumstances set forth in the Indenture.

     Upon redemption, exchange of or increase in any interest represented by this Regulation S Global Security, this Regulation S Global Security shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the

                                     M-3-20

Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor, or the Issuer or join in any institution against the
Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United
States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Operative Agreements.

     Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

     Prior to the due presentment for registration of transfer of this Note, the
Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the
Indenture Trustee or the Insurer may treat the Person in whose name this Note
(as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights of the Holders of the Notes under the Indenture by the Issuer and the Indenture
Trustee and with the consent of the Insurer and the Holders of not less than
66-2/3% of the Outstanding Balance of the Notes of each Class, by Act of such
Holders delivered to the Issuer and the Indenture Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the
Holders of the Notes under the Indenture. Any such consent or waiver by the
Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this
Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the

                                     M-3-21

principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Agreements, none of the Owner Trustee in its individual capacity, the Indenture Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The
Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Agreements in the case of a Rapid Amortization Event under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     M-3-22

                                   SCHEDULE A

                      SCHEDULE OF EXCHANGES OR REDEMPTIONS

     The following exchanges, redemptions of or increase in the whole or a part of the Notes represented by this Regulation S Global Security have been made:



================================================================================================================
                                                 Part of principal    Remaining principal
                                                 amount of this       amount of this
                            Original principal   Restricted Global    Restricted Global
                            amount of this       Security             Security following    Notation made by
Date exchange/redemption/   Restricted Global    exchanged/redeemed   such exchange/        or on  behalf of the
increase made               Security             /increased           redemption/increase   Issuer
----------------------------------------------------------------------------------------------------------------

                            $7,156,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================


                                     M-3-23

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ______

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________
                         (name and address of assignee)

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________________________*/

Signature Guaranteed:

                                         */
-----------------------------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                       A-1

                                    EXHIBIT B

                        FORM OF ERISA TRANSFER AFFIDAVIT

                                                            ____________________
                                                                    date

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

     Re:  GreenPoint Mortgage Funding Trust 2005-HE3
          Asset-Backed Notes, Series 2005-HE3

     1. The undersigned is the ______________________ of (the "Investor"), a
[corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. If the Investor is acquiring Class A Notes or Class M1 Notes, the
Investor either (i) is not, and on ___________ [date of transfer] will not be, acquiring the Notes for, or on behalf of, an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Internal
Revenue Code of 1986, as amended (the "Code") (or to any substantially similar law ("Similar Law")) or any entity deemed to hold the plan assets of the foregoing (each, a "Benefit Plan") or (ii), on ___________ [date of transfer]
our acquisition and holding of the Notes for, or on behalf of, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE
91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

     3. If the Investor is acquiring Class M2 Notes, the Investor is not, and on
___________ [date of transfer] will not be, acquiring the Notes for, or on behalf of, a Benefit Plan.

     4. The Investor hereby acknowledges that under the terms of the Indenture between GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer, and LaSalle Bank
National Association, as Indenture Trustee, dated as of August 1, 2005, no transfer of any Note shall be permitted to be made to any person unless the
Indenture Trustee has received a certificate from such transferee in the form hereof.

                                       B-1

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.

                                            ____________________________________
                                            [Investor]

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

ATTEST:

--------------------------------

STATE OF  )
          ) ss.:
COUNTY OF )

          Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed and sworn before me this _____ day of ___________ 20___.

                                            ------------------------------------
                                            NOTARY PUBLIC

                                            My commission expires the
                                            ____ day of __________, 20__.

                                       B-2

                                   EXHIBIT C-1

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                 FROM RESTRICTED GLOBAL SECURITY TO REGULATION S
                GLOBAL SECURITY PURSUANT TO SECTION 2.03(iii)(B)

     Re: GreenPoint Mortgage Funding Trust 2005-HE3
         Asset-Backed Notes, Series 2005-HE3

     Reference is hereby made to the Indenture (the "Indenture") between
GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer, and LaSalle Bank National
Association, as Indenture Trustee, dated as of August 1, 2005. Capitalized terms used but not defined herein shall have the meanings given to them in the
Indenture.

     This letter relates to U.S. $_____________ aggregate principal amount of
Restricted Notes which are held in the form of a Restricted Global Security with
DTC in the name of [name of transferor] ____________________ (the "Transferor")
to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

     In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Restricted Notes and in accordance with Rule 904 of Regulation S, and that:

          a. the offer of the Restricted Notes was not made to a person in the
          United States;

          b. at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the
          United States;

          c. no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

          d. the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

          e. the transferee is not a U.S. person (as defined in Regulation S).

                                      C-1-1

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            ____________________________________
                                            [Name of Transferor]

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

Date: ___________________, ____

                                      C-1-2

                                   EXHIBIT C-2

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                      FROM REGULATION S GLOBAL SECURITY TO
           RESTRICTED GLOBAL SECURITY PURSUANT TO SECTION 2.03(iii)(C)

     Re:  GreenPoint Mortgage Funding Trust 2005-HE3
          Asset-Backed Notes, Series 2005-HE3

     Reference is hereby made to the Indenture (the "Indenture") between
GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer, and LaSalle Bank National
Association, as Indenture Trustee, dated as of August 1, 2005. Capitalized terms used but not defined herein shall have the meanings given to them in the
Indenture.

     This letter relates to U.S. $__________ aggregate principal amount of
Restricted Notes which are held in the form of a Regulations S Global Security in the name of [name of transferor] ___________________ (the "Transferor") to effect the transfer of the Restricted Notes in exchange for an equivalent beneficial interest in a Restricted Global Security.

     In connection with such request, and in respect of such Restricted Notes, the Transferor does hereby certify that such Restricted Notes are being transferred in accordance with (i) the transfer restrictions set forth in the
Indenture and the Restricted Notes and (ii) Rule 144A under the United States
Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Restricted Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                                            ____________________________________
                                            [Name of Transferor]

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

Date:_________________, ___

                                      C-2-1